SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                           -------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): October 9, 2002





                              CORNING INCORPORATED
             (Exact name of registrant as specified in its charter)


           New York                    1-3247                   16-0393470
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(State or other jurisdiction        (Commission           (I.R.S. Employer
        of Incorporation)           File Number)          Identification No.)



 One Riverfront Plaza, Corning, New York                             14831
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 (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code         (607) 974-9000
                                                    ----------------------------

                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)







                                Page 1 of 4 Pages
                             Exhibit Index on Page 4

Item 9. Regulation FD Disclosure


On October 9, 2002, Corning Incorporated issued a press release stating that it expects its results for the third quarter ended September 30, 2002 to be within the range of its previously announced guidance. The press release is furnished herewith as Exhibit 99.1.

(c)  Exhibits.

99.1     Press Release dated October 9, 2002.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    October 9, 2002


                                            CORNING INCORPORATED


                                            By:      /s/ Katherine A. Asbeck
                                                -------------------------------
                                            Katherine A. Asbeck
                                            Senior Vice President & Controller

                                INDEX TO EXHIBITS

(c)      Exhibits

99.1     Press Release dated October 9, 2002

FOR RELEASE -- OCTOBER 9, 2002

Media Relations Contact:                          Investor Relations Contact:
Daniel F. Collins                                 Kenneth C. Sofio
(607) 974-4197                                    (607) 974-7705
collinsdf@corning.com                             sofiokc@corning.com




Corning Expects Third-Quarter Results to Meet Guidance

CORNING, N.Y. -- Corning Incorporated (NYSE:GLW) today said that for the third quarter ended September 30, 2002, it expects results to be within the range of its previously announced guidance. The company anticipates sales for the quarter will be between $830 million and $840 million, and that it will record a net loss in the range of $0.07 to $0.08 per share, excluding one-time items. Corning's third-quarter results will also include previously announced restructuring and impairment charges of approximately $125 million pretax and a $0.12 reduction in earnings per share as a result of the declaration of dividends on Corning's 7.00% Series C mandatory convertible preferred stock offering completed in the third quarter. Including these items, Corning expects to incur a net loss in the range of $0.27 to $0.28 per share for the quarter.

James B. Flaws, vice chairman and chief financial officer, said, "We are very pleased that our results appear to be coming in within the range that we provided investors in our July guidance. However, we are not satisfied with our loss position. We warned investors in July that our telecommunications business could see further weakness and that has occurred, evidenced by our third-quarter sales being at the lower end of our guidance range."

"The telecommunications industry outlook remains difficult, driven by additional carrier capital expenditure reductions, lack of industry consolidation and bankruptcies. These events will require us to do more restructuring in the fourth quarter," Flaws said. "While our restructuring actions to date have helped our bottom line, we must further align our telecommunications business cost structure to the new realities of the markets in which we compete. These necessary steps in our telecommunications business, combined with the ongoing strength that we see in our advanced materials and information display segments, will help us achieve our goal of profitability in 2003."

                                     (more)

Corning Expects Third-Quarter Results to Meet Guidance
Page Two

Previously, Corning said that further restructuring initiatives could include more headcount reductions, the potential sale or discontinuation of some non-core assets, plant closures and consolidation of manufacturing capacity within the telecommunications segment, and the centralization of administrative functions.

Flaws said, "We remain very comfortable with our liquidity position." He noted that the company ended the third quarter with cash and short-term investments in excess of $1.5 billion. Corning will detail its third-quarter results, the next phase of its restructuring actions and its liquidity position in a news release and investor conference call on October 30, 2002.

October 30th Conference Call Information
The company will host a conference call at 8:30 a.m. EST on Wednesday, October 30, 2002. To access the call, dial (212) 547-0138. The password is Corning. The leader is Sofio. A replay of the call will begin at approximately 10:30 a.m. EST and will run through 5 p.m. EST on Wednesday, November 13, 2002. To access the replay, dial (402) 220-9812; a password is not required. A live audio webcast will be available at www.corning.com/investor_relations/ and will remain there for 14 days following the call.

                           About Corning Incorporated
Established in 1851, Corning Incorporated (www.corning.com) creates leading-edge technologies for the fastest-growing markets of the world's economy. Corning manufactures optical fiber, cable and photonic products for the telecommunications industry; and high-performance displays and components for television, information technology and other communications-related industries. The company also uses advanced materials to manufacture products for scientific, semiconductor and environmental markets. Corning revenues for 2001 were $6.3 billion.

                    Forward-Looking and Cautionary Statements

This press release contains forward-looking statements that involve a variety of business risks and other uncertainties that could cause actual results to differ materially. These risks and uncertainties include the possibility of changes or fluctuations in global economic conditions; currency exchange rates; product demand and industry capacity; competitive products and pricing; availability and costs of critical components and materials; new product development and commercialization; order activity and demand from major customers; capital spending by larger customers in the telecommunications industry and other business segments; the mix of sales between premium and non-premium products; possible disruption in commercial activities due to terrorist activity and armed conflict; ability to obtain financing and capital on commercially reasonable terms; acquisition and divestiture activities; the level of excess or obsolete inventory; the ability to enforce patents; product and components performance issues; and litigation. These and other risk factors are identified in Corning's filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the day that they are made, and Corning undertakes no obligation to update them in light of new information or future events.